UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2014 (August 21, 2014)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On August 21, 2014, Daybreak Oil and Gas, Inc., a Washington corporation (OTCQB: DBRM) (the “Company”) entered into a First Amendment to Amended and Restated Loan and Security Agreement and Share Repurchase Agreement (the “Amendment”) with Maximilian Resources LLC, a Delaware limited liability company (the “Lender”) and lender under its Amended and Restated Loan and Security Agreement dated as of August 28, 2013 (the “Loan Agreement”).

Amendments to Loan Agreement

Pursuant to the Amendment, the Lender agreed to make a loan to the Company under the Loan Agreement in the amount of $2,200,000 (the “Additional Advance”).  The Lender also agreed to temporarily decrease the monthly payment made by the Company pursuant to the Loan Agreement to 3% of the outstanding principal balance of the loan until the savings to the Company from the decrease in monthly payments total $1,000,000.  The Additional Advance, combined with the $1,000,000 in monthly payment decreases, will be used by the Company to drill up to four additional wells on its Twin Bottom Fields acreage in Kentucky and to loan funds to its Kentucky drilling partner, App Energy, LLC, for its portion of the anticipated four additional wells.  Furthermore, the Lender agreed to amend the Loan Agreement to decrease the interest rate applicable to the loans under the Loan Agreement from 12% per annum to 9% per annum, with the monthly commitment fee of 0.5% per month of the outstanding principal balance of the loans remaining unchanged.  The Lender also agreed to decrease the default interest rate by 3%.  The Amendment also amended the Loan Agreement to reflect the prior termination of the deposit account control agreements by agreement of the parties.  Advances made by Lender under the Amended and Restated Loan and Security Agreement dated as of August 28, 2013 (the “Loan Agreement”) had already exceeded the Lender’s minimum commitment.

Stock Repurchase

In exchange for the Additional Advance and the amendments to the Loan Agreement, the Company agreed, pursuant to the Amendment, to repurchase from the Lender 5,694,823 shares of its common stock, $0.001 par value (the “Repurchased Shares”), which shares were originally issued to the Lender in connection with the Loan Agreement and constitute all shares of common stock owned by the Lender, beneficially and of record.  The purchase price for the Repurchased Shares was $1,708,446.90, or $0.30 per share, and was paid as an advance under the Loan Agreement and added to the outstanding principal balance of the Loan.  The Lender will continue to hold warrants to purchase up to 6,550,281 shares of common stock of the Company as described in the Company’s most recent quarterly report.  The Company believes that the acquisition of the Repurchased Shares will increase stockholder value by significantly reducing its number of common shares outstanding. The Repurchased Shares were cancelled and restored to the status of authorized but unissued stock.

Item 2.03

Creation of a Direct Financial Obligation

See discussion in Item 1.01, which is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Number

Exhibit

99.1*

Press Release

*

Filed herewith.

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: August 27, 2014

EXHIBIT INDEX

Number

Exhibit

99.1*

Press Release

*

Filed herewith.

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